================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 3, 2005

                        VITESSE SEMICONDUCTOR CORPORATION
                            (Exact Name of Registrant
                            as Specified in Charter)

                                    Delaware
                         (State or Other Jurisdiction of
                                 Incorporation)

         0-19654                                        77-0138960
(Commission File Number)                     (IRS Employer Identification No.)

 741 Calle Plano, Camarillo, California                   93012
(Address of Principal Executive Offices)                (Zip Code)

                                 (805) 388-3700
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                 --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02. Results of Operations and Financial Condition.

On October 3, 2005, Vitesse Semiconductor Corporation issued a press release announcing that it expects revenues for the fourth quarter of fiscal 2005, which ended on September 30, 2005 to be approximately $48 million compared to an earlier guidance range of $52 to $53 million established in July. The Company also anticipates that revenues in the first fiscal quarter of 2006 ending December 31, 2005 will be $53 to $54 million. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits


Exhibit No.                                Description
-----------      ---------------------------------------------------------------
99.1             Press release of Vitesse Semiconductor Corporation dated
                 October 3, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 3, 2005              VITESSE SEMICONDUCTOR CORPORATION



                                    By:  /s/ Yatin Mody
                                        ----------------------------------------

                                    Name:  Yatin Mody
                                          ------------------------------
                                                Chief Financial Officer

                                  Exhibit Index

       99.1 Press release of Vitesse Semiconductor Corporation dated October 3, 2005.